©2010 ADS Alliance Data Systems, Inc. Confidential and Proprietary Alliance Data Q2 2010 Alliance Data NYSE: ADS Q2 2010 Exhibit 99.1

- Multi-channel marketing strategy	- Permission-based email
- Data products	- Customer care
- Database design and build	- Processing
- Analytics	- Credit

AllianceData

Alliance Data Q2 2010 2
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Alliance Data is the largest and most comprehensive provider of transaction-based marketing and loyalty solutions.
A Unique Business Model.
Advantages over traditional marketing channels:
-
Transaction-based programs allow micro-segmentation of clients’ customer data
-
Provide high, measurable ROIs for our clients
Comprehensive suite of products that
span many traditional marketing channels:

Alliance Data Q2 2010 3
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Three Businesses. One Focus.
Designs and executes
ROI-based marketing
programs that deliver
measurable results
Designs, delivers and
manages a suite of
loyalty marketing
programs and services
to profitably change
customer behavior
Private Label
Drives sales for our clients
by providing marketing
driven branded credit
programs that build
customer loyalty
These solutions are delivered through three businesses.

LoyaltyOne

↑
↓

epsilon

↑
↑

AllianceData

↑
↑

AllianceData

Alliance Data Q2 2010 4
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Business Overview
Q1, 2010:
Revenue – $200mm 24%
Adj. EBITDA – $54mm 2%
Q1, 2010:
Revenue – $126mm 7%
Adj. EBITDA – $27mm 24%
Q1, 2010:
Revenue – $339mm 14%
Adj. EBITDA – $140mm 16%
10 million –
number of Canadian
households in the AIR MILES®
Reward Program (over 70% of entire
nation)
232 million –
direct mail pieces
per year
24.2 million –
number of active
accounts
39 billion
– number of reward
miles issued to date
35 billion –
permission-based
emails per year
11 million –
credit card
applications processed in 2009
1,000 times each minute –
frequency an AIR MILES card is
swiped
100 –
major creative and
marketing awards
$8 billion –
credit card sales in
2009
International Expansion –
dotz
coalition loyalty program in
Brazil
Client Wins –
record signings in
2009
Over $5 billion –
average
accounts receivable
Private Label

Epsilon
LoyaltyOne
Private Label
Hilton
kraft foods
make today delicious
Pfizer
Bank of America
VISA
BMO Bank of Montreal
RONA
Doing it right
VICTORIA'S SECRET
ANNTAYLOR
J.CREW
POTTERY BARN
Giving our best
Canada Safeway Limited

AllianceData

Alliance Data Q2 2010 5 ©2010 ADS Alliance Data Systems, Inc. Confidential and Proprietary Key Clients Shell Oil of Canada We continue to work with some of the biggest brands in North America.

Alliance Data Q2 2010 6
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Alliance Data: Consolidated Results
($MM, except per share data)
% Change
2010
Actual Pro forma (a) 10/09PF
Revenue 664 $       480 $       607 $       9%
Income from continuing operations 47 43 43 8%
Income from continuing operations
per diluted share
0.84 $      0.70 $      0.70 $      20%
Adjusted EBITDA 203 $       152 $       185 $       10%
Core earnings per diluted share 1.38 $
1.19
$
1.19 $      16%
(a) Income from continuing operations, income from continuing operations per diluted share and core earnings per diluted share are not impacted by the change in accounting presentation.
Three Months Ended March 31,
Non-GAAP Measures:
2009 2009

LoyaltyOne

epsilon

AllianceData

↑

↑

↑

↑

AllianceData

Alliance Data Q2 2010 7
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Third consecutive quarter of
miles issuance growth
Revenue growth at Abacus
Double-digit growth in credit
sales
+ Consumer discretionary
spending appears to be
increasing
+ Significant number of wins yet
to be implemented in 2009
Double-digit growth in
accounts receivable portfolio
+ Stronger Canadian $ in 2010
+ New signings in 2010
replenishing backlog + Stable funding rates
- Weak adj. EBITDA for several
quarters as we refill breakage
pool
+ Strong second-half of 2010
expected + Credit losses flat to down
+ Strong second-half of 2010
expected
2010 Trends
Private Label

Alliance Data Q2 2010 8
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
2010 Guidance
($MM, except per share data)
Pro forma
2009
Guidance
2010 % Change
Revenues $2,513 $2,762 10%
Adjusted EBITDA $734 $792 8%
Core EPS $5.16 $6.00 16%
Affirming 2010 Guidance of $6.00

Alliance Data Q2 2010 9
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Alliance Data’s Safe Harbor Statement and
Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as
"anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.
If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding
Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K

Alliance Data Q2 2010 10
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Financial Measures
In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company presents financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, core earnings and core earnings per diluted share.
These non-GAAP financial measures exclude costs associated with the terminated merger with affiliates of
The Blackstone Group and other costs. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. These metrics are an integral part of the Company’s internal reporting to measure the performance of reportable segments and the overall effectiveness of senior management. Reconciliations to comparable GAAP financial measures are available in the accompanying schedules and on the Company’s website. The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core earnings per diluted share represent performance measures and are not intended to represent liquidity measures. The non-GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.